First Quarter 2019 MEMBER FDIC

Forward Looking Statement and Risk Factors This presentation contains or incorporates statements that we believe are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “believe”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward- looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses; cyber-security concerns; rapid technological developments and changes; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; general economic or business conditions; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; re- emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries. 1

Corporate Profile Corporate Profile • Headquartered in Indiana, PA • $7.2 billion in assets (as of 03.31.19) • $1.4 billion market cap (as of 03.31.19) • Locations in 5 markets • Stock symbol: STBA 2

STBA Investment Thesis STBA Investment Thesis The Right Size • Above peer performance • Big enough to: • Demonstrated expense • Provide full complement of discipline and efficiency products and services • Organic growth • Access technology • Strategic and effective mergers • Access capital markets and expansion • Attract talent • Stable markets with long-term • Expand - mergers and oil and gas benefit acquisitions/de novo • Sound asset quality • Small enough to: • Stay close to our customers • Understand our markets • Be responsive 3

Performance Return on Average Assets Return on Average Equity 1.8% 1.6% 1.50% 15.0% 1.4% (2) 1.29% 1.22% (2) 11.60% (1) 12.5% 9.90% 1.2% 1.13% 1.08% Peer 8.67% Peer(1) 9.84% 1.0% 10.0% 8.94% 1.03 0.8% 7.5% 8.37 0.6% 5.0% 0.4% 0.2% 2.5% 0.0% 0.0% 2015 2016 2017 2018 1Q19 (4) 2015 2016 2017 2018 1Q19 (4) Return on Average Tangible Equity(3) 20.0% 17.14% (2) 15.08% 14.27% 15.0% 14.39% 13.71% Peer(1) 10.0% 12.77 5.0% 0.0% 2015 2016 2017 2018 1Q19 (4) (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets through 4Q18 (2)This is a non-GAAP number that adjusts for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures. (3) Refer to appendix for reconciliation of non-GAAP financial measures. 4 (4)Annualized

Expenses Noninterest Expense / Average Assets Efficiency Ratio(2) 3.0% 70% Peer(1) 2.5% 2.30% 2.17% 2.19% 2.10% 2.06% Peer(1) 2.0% 60% 55.86% 54.06% 53.55% 1.5% 51.77% 50.60% 1.0% 50% 0.5% 0.0% 40% 2015 2016 2017 2018 1Q19 2015 2016 2017 2018 1Q19 (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets through 4Q18 (2)Refer to appendix for reconciliation of non-GAAP financial measures 5

Mergers and Expansion Western PA Central OH Central PA Northeast OH LPO opens in Pittsburgh , PA LPO opens in Columbus OH Integrity Bank acquired Branch opens in Cuyahoga Falls, OH November 16, 2016 January 21, 2014 March 4, 2015 April 22, 2019 Upstate NY Central OH Central OH LPO opens in Rochester, NY Branch opens in Akron, OH Branch opens in Hillard, OH Total Assets March 23, 2015 December 21, 2015 April 4, 2019 $8,000 $7,252 $7,229 $7,060 $6,943 $7,000 ) $6,318 s n o 866 i l l i $6,000 m ( $ n i 7,252 7,229 6,943 7,060 $4,965 $5,000 5,452 4,965 $4,000 2014 2015 2016 2017 2018 1Q19 S&TBank Integrity Bank 6

Asset Quality Nonperforming Loans / Total Loans Net Charge Offs / Average Loans 1.00% 0.50% 0.81% 0.77% 0.76% 0.40% 0.36% 0.75% 0.70% 0.30% 0.25% 0.50% 0.42% Peer(1) 0.22% 0.18% 0.18% 0.20% 0.25% 0.10% Peer(1) 0.00% 0.00% (2) 2015 2016 2017 2018 1Q19 2015 2016 2017 2018 1Q19 (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 Billion of Assets through 4Q18 (2)Annualized 7

Markets S&T Operates in 5 Regional Markets March 31, 2019 Deposits(1) Loans(1) Western PA $4,390 $3,594 Central PA 789 1,098 Northeast OH 70 407 Central OH 49 477 Upstate NY 12 362 Other(2) 523 — Total $5,833 $5,938 (1) Source: Internal Data (2) Includes Brokered, Trust & Official Deposits Dollars in millions 8

Loans Loan Mix As of 03.31.19 Amount % of Total CRE $2,902 50% C&I 1,513 25% Consumer 1,264 21% Construction 256 4% Total Portfolio Loans $5,935 100% Dollars in millions 9

Deposits Deposit Mix As of 03.31.19 Amount % of Total DDA $1,423 24% Int Bear DDA 541 9% CD's 1,401 25% Money Market 1,701 29% Savings 767 13% Total Deposits $5,833 100% Dollars in millions 10

Rate Sensitivity Net Interest Margin Betas As of 03.31.19 1 1Q19vs Balance 3Q16 1Q19 3Q16 Beta 1Q19(2) Fed Funds 0.50% 2.50% 2.00% Net Interest Margin - FTE(1) 3.46% 3.71% 0.25% 12% Total Interest Earning Assets 3.87% 4.81% 0.94% 47% $6.7 Total Costing Liabilities 0.56% 1.55% 0.99% 49% 4.7 Securities - FTE 2.46% 2.88% 0.42% 21% 0.7 Loans - FTE 4.08% 5.06% 0.98% 49% 5.9 Deposits (excludes DDA) 0.52% 1.41% 0.89% 44% 4.4 Borrowings 0.87% 2.88% 2.01% 100% 0.4 Total Deposits (includes DDA) 0.39% 1.06% 0.67% 33% 5.8 Core Deposits (excludes CDs) 0.16% 0.65% 0.49% 25% 4.1 (1) Refer to appendix for reconciliation of non-GAAP financial measures (2) Dollars in billions 11

Senior Management Senior Management Name Title Years in Banking Years with S&T Todd D. Brice CEO 33 33 David G. Antolik President & Chief Lending Officer 30 28 Mark Kochvar Chief Financial Officer 32 26 Ernest J. Draganza Chief Risk Officer 32 27 Patrick J. Haberfield Chief Credit Officer 31 8 David P. Ruddock Chief Operating Officer 33 33 Chief Corporate Development Thomas J. Sposito, II Officer 33 6 Rebecca A. Stapleton Chief Banking Officer 30 30 12

Valuation Stock Performance Total Annualized Shareholder Return Includes reinvested dividends (Data as of 03.31.19) 1 YR 3 YR 5 YR 10 YR STBA 1.46% 18.25% 13.62% 9.42% S&P 600 Bank (5.83)% 13.24% 9.00% 12.76% NASDAQ Bank (11.03)% 12.07% 7.96% 11.22% S&P 500 9.48% 13.52% 10.90% 15.91% Source: Bloomberg Institutional Ownership 60.08% Insider Ownership 1.84% Employee 401K 1.45% Source: NASDAQ and internal data 13

Performance Performance Summary 2017 1Q19 2018 2017 Excludes DTA(3) 2016 2015 Net Income (in thousands) $22,928 $105,334 $72,968 $86,401 $71,392 $67,081 Diluted Earnings per Share $0.66 $3.01 $2.09 $2.47 $2.05 $1.98 Dividends Declared per Share $0.27 $0.99 $0.82 $0.77 $0.73 Total Assets (in millions) $7,229 $7,252 $7,060 $6,943 $6,318 Total Loans (in millions) $5,935 $5,949 $5,766 $5,615 $5,063 Total Deposits (in millions) $5,833 $5,674 $5,428 $5,272 $4,877 Return on Average Assets(1) 1.29% 1.50% 1.03% 1.22% 1.08% 1.13% Return on Average Equity(1) 9.84% 11.60% 8.37% 9.90% 8.67% 8.94% Return on Tangible Equity(1)(2) 14.27% 17.14% 12.77% 15.08% 13.71% 14.39% Net Interest Margin (FTE)(2) 3.71% 3.64% 3.56% 3.47% 3.56% Nonperforming Assets/Loans+OREO 0.85% 0.83% 0.42% 0.77% 0.71% Allowance for Loan Losses/Total Portfolio Loans 1.03% 1.03% 0.98% 0.94% 0.96% Net Loan Charge-offs/Average Loans(1) 0.36% 0.18% 0.18% 0.25% 0.22% Risk Based Capital-Total 13.19% 13.21% 12.55% 11.86% 11.60% Tangible Shareholder Equity/Tangible Assets(2) 9.42% 9.28% 8.72% 8.23% 8.24% (1) Quarterly metrics on an annualized basis (2) Refer to appendix for reconciliation of non-GAAP financial measures (3)These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to 14 appendix for reconciliation of non-GAAP financial measures.

Performance 15

Performance 16

Financial Data Income Statement Balance Sheet 2017 1Q19 2018 2017 Excludes DTA(1) 2016 2015 1Q19 2018 2017 2016 2015 Securities $680,420 $684,872 $698,291 $693,487 $660,963 Net Interest Income $60,356 $234,438 $225,733 $203,259 $187,551 Interest-bearing Balances 116,820 155,489 61,965 87,201 41,639 Noninterest Income 11,362 49,181 55,462 54,635 51,033 Loans, Net 5,876,749 5,888,023 5,709,544 5,562,437 5,014,786   Total Revenue 71,718 283,619 281,195 257,894 238,584 Other 555,273 523,837 590,455 599,928 600,966 Noninterest Expense 38,919 145,445 147,907 143,232 136,717   Total Assets $7,229,262 $7,252,221 $7,060,255 $6,943,053 $6,318,354 Provision for Loan Losses 5,649 14,995 13,883 17,965 10,388 Deposits $5,833,401 $5,673,922 $5,427,891 $5,272,377 $4,876,611   Net Income Before Taxes 27,150 123,179 119,405 96,697 91,479 Borrowings 374,464 604,316 683,081 771,164 580,748 Taxes 4,222 17,845 46,437 $33,004 25,305 24,398 Other Liabilities 78,241 38,222 65,252 57,556 68,758   Net Income $22,928 $105,334 $72,968 $86,401 $71,392 $67,081 Equity 943,156 935,761 884,031 841,956 792,237 Diluted Earnings per Share $0.66 $3.01 $2.09 $2.47 $2.05 $1.98   Total Liabilities & Equity $7,229,262 $7,252,221 $7,060,255 $6,943,053 $6,318,354 Dollars in thousands, except per share data (1)These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures. 17

Financial Data Net Interest Margin Loan Portfolio 1Q19 2018 2017 2016 2015 Dollars in thousands 1Q19 2018 2017 2016 2015 Commercial Securities - FTE 2.68% 2.62% 2.48% 2.41% 2.48% Commercial Real Estate $2,901,625 $2,921,832 $2,685,994 $2,498,476 $2,166,603 Loans - FTE 5.06% 4.72% 4.32% 4.08% 4.09% Commercial & Industrial 1,513,007 1,493,416 1,433,266 1,401,035 1,256,830 Construction 245,658 257,197 384,334 455,884 413,444 Total Interest-earning Assets - FTE 4.81% 4.48% 4.09% 3.87% 3.86%   Total Commercial 4,660,290 4,672,445 4,503,594 4,355,395 3,836,877 Consumer Deposits 1.41% 1.01% 0.62% 0.51% 0.37% Residential Mortgage 729,914 726,679 698,774 701,982 639,372 Home Equity 463,566 471,562 487,326 482,284 470,845 Borrowings 2.88% 2.19% 1.27% 0.86% 0.71% Installment and Other Consumer 70,960 67,546 67,204 65,852 73,939 Total Costing Liabilities 1.55% 1.18% 0.72% 0.55% 0.40% Construction 10,722 8,416 4,551 5,906 6,579   Total Consumer 1,275,162 1,274,203 1,257,855 1,256,024 1,190,735 Total Portfolio Loans 5,935,452 5,946,648 5,761,449 5,611,419 5,027,612 Net Interest Margin – FTE(1) 3.71% 3.64% 3.56% 3.47% 3.56% Total Loans Held for Sale 2,706 2,371 4,485 3,793 35,321 Purchase Accounting NIM – FTE(1) 3.70% 3.62% 3.53% 3.41% 3.44%   Total Loans $5,938,158 $5,949,019 $5,765,934 $5,615,212 $5,062,933 Asset Quality Capital Dollars in thousands 1Q19 2018 2017 2016 2015 1Q19 2018 2017 2016 2015 Total Nonperforming Loans $47,950 $46,073 $23,938 $42,635 $35,382 Leverage 9.96% 10.05% 9.17% 8.98% 8.96% Nonperforming Loans/ Total Loans 0.81% 0.77% 0.42% 0.76% 0.70% Common Tier 1 – Risk- Based Capital 11.35% 11.38% 10.71% 10.04% 9.77% Nonperforming Assets/ Total Loans + OREO 0.85% 0.83% 0.42% 0.77% 0.71% Net Charge-offs Tier 1 – Risk-Based (Recoveries)(2)/Average Capital 11.69% 11.72% 11.06% 10.39% 10.15% Loans 0.36% 0.18% 0.18% 0.25% 0.22% Allowance for Loan Total – Risk-Based Losses/Total Portfolio Capital 13.19% 13.21% 12.55% 11.86% 11.60% Loans 1.03% 1.03% 0.98% 0.94% 0.96% Allowance for Loan Tangible Common Losses/Nonperforming Equity/Tangible Assets Loans 128% 132% 236% 124% 136% (1) 9.42% 9.28% 8.72% 8.23% 8.24% (1)Refer to appendix for reconciliation of non-GAAP financial measures (2) Quarterly metrics on an annualized basis 18

Appendix APPENDIX – Non-GAAP Measures Tangible Shareholders' Equity/Tangible Assets (Non-GAAP) Efficiency Ratio (YTD)(Non-GAAP) 1Q19 2018 2017 2016 2015 Efficiency ratio (YTD)(non-GAAP) 1Q19 2018 2017 2016 2015 Total Shareholders’ Equity (GAAP basis) $943,156 $935,761 $884,031 $841,956 $792,237 Noninterest expense $38,919 $145,445 $147,907 $143,232 $136,717 Less: goodwill and other intangible assets (289,864) (290,047) (295,347) (296,580) (298,289) Net interest income 60,356 234,438 225,733 203,259 187,551 Tax effect of other intangible assets 508 546 1,287 1,719 2,284 Plus: taxable equivalent adjustment 961 3,804 7,493 7,043 6,123 Tangible shareholders' equity (non-GAAP) 653,800 646,260 589,971 547,095 496,232 Net interest income (FTE) (non-GAAP) 61,317 238,242 233,226 210,302 193,674 Total assets (GAAP basis) 7,229,262 7,252,221 7,060,255 6,943,053 6,318,354 Noninterest income 11,362 49,181 55,462 54,635 51,033 Less: goodwill and other intangible assets (289,864) (290,047) (295,347) (296,580) (298,289) Less: securities (gains) losses, net — — (3,000) — 34 Tax effect of other intangible assets 508 546 1,287 1,719 2,284 Net interest income (FTE) (non-GAAP) plus noninterest income $72,679 $287,423 $285,688 $264,937 $244,741 Tangible assets (non-GAAP) $6,939,906 $6,962,720 $6,766,195 $6,648,192 $6,022,349 Efficiency ratio (YTD)(non-GAAP) 53.55% 50.60% 51.77% 54.06% 55.86% Tangible shareholders' equity/tangible assets (non-GAAP) 9.42% 9.28% 8.72% 8.23% 8.24% Return on Average Tangible Shareholders' Equity (Non-GAAP) Return on Average Equity Return on Tangible Shareholders' Equity 1Q19 2018 2017 2016 2015 2017 2017 Net Income (1) $92,987 $105,334 $72,968 $71,392 $67,081 Net Income $72,968 Net Income $72,968 Plus: amortization of intangibles(1) 739 861 1,233 1,615 1,818 Plus: DTA re-measurement 13,433 Plus: DTA re-measurement 13,433 Tax effect of amortization of intangibles(1) (155) (181) (432) (565) (636) Adjusted net income (non-GAAP) 86,401 Adjusted net income (non-GAAP) 86,401 Net income before amortization of intangibles (1) 93,571 106,014 73,769 72,442 68,263 Average assets 872,130 Plus: amortization of intangibles 1,233 Total average shareholders’ equity (GAAP Basis) 945,114 908,355 872,130 823,607 750,069 Plus: DTA re-measurement 589 Tax effect of amortization of intangibles (432) Less: average goodwill and other intangible assets (289,954) (290,380) (295,937) (297,377) (278,130) Adjusted net income before amortization of Average assets (non-GAAP) 872,719 intangibles 87,202 Tax effect of other intangible assets 627 614 1,493 1,992 2,283 Return on average equity (non-GAAP) 9.90% Average total shareholders' equity 872,130 Tangible average shareholders' equity (non-GAAP) $655,787 $618,589 $577,686 $528,222 $474,222 Plus: DTA re-measurement 589 Return on average tangible shareholders' equity (non-GAAP) 14.27% 17.14% 12.77% 13.71% 14.39% Less: average goodwill and other intangible Net Interest Margin Rate (FTE) (Non-GAAP) assets (295,937) 1Q19 2018 2017 2016 2015 Return on Average Assets Tax effect of average goodwill and other intangible assets 1,493 Total interest income $78,590 $289,826 $260,642 $227,774 $203,548 2017 Average tangible equity (non-GAAP) $578,275 Less: interest expense (18,234) (55,388) (34,909) (24,515) (15,997) Net Income $72,968 Return on average tangible equity (non-GAAP) 15.08% Net interest income per consolidated statements of net income 60,356 234,438 225,733 203,259 187,551 Plus: DTA re-measurement 13,433 Plus: taxable equivalent adjustment 961 3,804 7,493 7,043 6,123 Adjusted net income (non-GAAP) 86,401 Net Income and Diluted Earnings Per Share Net interest income (FTE) (non-GAAP) 61,317 238,242 233,226 210,302 193,674 2017 Purchase accounting adjustment (1,614) (1,242) (1,839) (2,952) (6,202) Average assets $7,060,232 Net Income $72,968 Purchase accounting net interest income (FTE) (non-GAAP) $59,703 $237,000 $231,387 $207,350 $187,472 Plus: DTA re-measurement 589 Plus: DTA re-measurement 13,433 Average interest earning assets $6,692,255 $6,549,679 $6,549,821 $6,067,151 $5,432,862 Average assets (non-GAAP) 7,060,821 Adjusted net income (non-GAAP) 86,401 Net Interest Margin 3.65% 3.58% 3.45% 3.35% 3.45% Return on average assets (non-GAAP) 1.22% Average shares outstanding - diluted 34,955 Adjustment to FTE Basis 0.06% 0.06% 0.11% 0.12% 0.11% Diluted earnings per share (non-GAAP) $2.47 Net Interest Margin (FTE) (non-GAAP) 3.71% 3.64% 3.56% 3.47% 3.56% Purchase accounting adjustment -0.01% -0.02% -0.03% -0.06% -0.12% (1) Quarterly amounts on an annualized basis Purchase accounting NIM – FTE (non-GAAP) 3.70% 3.62% 3.53% 3.41% 3.44% 19

First Quarter 2019 MEMBER FDIC